Exhibit 99.2

LETTER OF TRANSMITTAL C&D TECHNOLOGIES, INC.

Offer to Exchange relating to All Outstanding 5.25% Convertible Senior Notes Due 2025 and All Outstanding 5.50% Convertible Senior Notes Due 2026

CUSIP Nos. 124661AA7, 124661AD1, 124661AB5 and 124661AC3

(the “Notes”)

for shares of Common Stock

THE EXCHANGE OFFER (AS DEFINED HEREIN) WILL EXPIRE AT 11:59 P.M., PREVAILING EASTERN TIME, ON DECEMBER 1, 2010 UNLESS EXTENDED BY C&D TECHNOLOGIES, INC. (THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO 11:59 P.M., PREVAILING EASTERN TIME, ON THE EXPIRATION DATE. NOTES THAT ARE NOT TENDERED OR THAT ARE WITHDRAWN BEFORE THE EXPIRATION DATE WILL REMAIN OUTSTANDING. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

Epiq Bankruptcy Solutions, LLC

By Overnight Courier, First Class Mail, Registered or Certified Mail or By Hand:

Epiq Bankruptcy Solutions, LLC 757 Third Avenue, Third Floor

New York, NY 10017

Attn: C&D Technologies Processing

Telephone: (646) 282-2400

(if by mail, registered or certified recommended)

By Facsimile (for Eligible Institutions Only):	To Confirm by Telephone:
(646) 282-2501 Attn: C&D Technologies Processing	(646) 282-2400 Attn: C&D Technologies Processing

For Information: (646) 282-2400

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

BEFORE COMPLETING THIS LETTER OF TRANSMITTAL, YOU SHOULD READ THE LETTER OF TRANSMITTAL AND THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

By executing this Letter of Transmittal, the undersigned acknowledges receipt of the prospectus and disclosure statement for solicitation of acceptances of the prepackaged plan of reorganization dated October 20, 2010 (as may be amended and supplemented from time to time) (the “Prospectus”) of C&D Technologies, Inc., a Delaware corporation (the “Company”), and this letter of transmittal (the “Letter of Transmittal”), which together describe the Company’s offer to exchange (the “Exchange Offer”) all of its outstanding 5.25% Convertible

Senior Notes due 2025 (the “2005 Notes”) and 5.50% Convertible Senior Notes due 2026 (the “2006 Notes” and, together with the 2005 Notes, the “Notes”), including all accrued and unpaid interest thereon, through the consummation of the Exchange Offer, for a pro rata share of up to 95% of the shares of common stock in the Company, par value $0.01 per share (the “Common Stock”), with the amount of Common Stock to be issued to the holders of the Notes (collectively, the “Noteholders”) to be ratably reduced in the event that less than 100% of the outstanding Notes are tendered and accepted in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus. For more information, refer to the section set forth in the Prospectus under the heading “The Exchange Offer — Terms of the Exchange Offer.”

The Exchange Offer is being extended to all Noteholders. The Expiration Date for the Exchange Offer may be extended by the Company for any reason, subject to the Company’s obligations under that Restructuring Support Agreement, dated as of September 14, 2010 (the “Support Agreement”), among the Company and two holders of the Notes who held approximately 56% of the aggregate principal amount of the outstanding Notes as of the date of the Support Agreement. The Company may not extend the Expiration Date beyond January 15, 2011 without an amendment to or waiver of the Support Agreement.

In the event you desire to tender any or all of your Notes in the Exchange Offer, in exchange for each $1,000 of principal amount of the 2005 Notes validly tendered (and not validly withdrawn) and accepted by us (subject to the conditions set forth herein), you will receive between approximately 2,031.91 and 3,962.31 shares of our Common Stock upon consummation of the Exchange Offer (depending on the total amount of Notes tendered in the Exchange Offer). In exchange for each $1,000 of principal amount of the 2006 Notes validly tendered (and not validly withdrawn) and accepted by us (subject to the conditions set forth herein), you will receive between approximately 2,030.59 and 3,959.72 shares of our Common Stock upon consummation of the Exchange Offer (depending on the total amount of Notes tendered in the Exchange Offer). Noteholders are urged to read the Prospectus, including those portions of the Prospectus that compare the rights, preferences, powers and privileges of holders of Notes and holders of Common Stock.

If you desire to participate in the Exchange Offer, (1) a properly completed and validly executed copy of this Letter of Transmittal, together with any signature guarantees and any other documents required by the instructions hereto, must be received by Epiq Bankruptcy Solutions, LLC (the “Exchange Agent”) at the address set forth on the cover hereof or (2) your Notes must be transferred by book-entry transfer to an account maintained by the Exchange Agent at the Depository Trust Company (the “DTC”), pursuant to the procedures set forth in the Prospectus under the caption “The Exchange Offer — Book Entry Transfer.”

Delivery of documents to DTC does not constitute delivery to the Exchange Agent. If you hold your Notes in definitive form, you will need to send your Notes to the Exchange Agent so that they are received prior to the Expiration Date unless you comply with the guaranteed delivery procedures described below.

Holders whose Notes are not immediately available or who cannot deliver their Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer—Procedures for Tendering Notes.”

The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

IN EXCHANGE FOR EACH $1,000 OF PRINCIPAL AMOUNT OF THE 2005 NOTES VALIDLY TENDERED (AND NOT VALIDLY WITHDRAWN) AND ACCEPTED BY US (SUBJECT TO THE CONDITIONS SET FORTH HEREIN), HOLDERS OF THE 2005 NOTES WILL RECEIVE BETWEEN APPROXIMATELY 2,031.91 AND 3,962.31 SHARES OF OUR COMMON STOCK UPON CONSUMMATION OF THE EXCHANGE OFFER (DEPENDING ON THE TOTAL AMOUNT OF PRINCIPAL OF THE NOTES TENDERED IN THE EXCHANGE OFFER). IN EXCHANGE FOR EACH $1,000 OF PRINCIPAL AMOUNT OF THE 2006 NOTES VALIDLY TENDERED (AND NOT VALIDLY WITHDRAWN) AND ACCEPTED BY US (SUBJECT TO THE CONDITIONS SET FORTH HEREIN), HOLDERS OF THE 2006 NOTES WILL RECEIVE BETWEEN APPROXIMATELY 2,030.59 AND 3,959.72 SHARES OF OUR COMMON STOCK UPON CONSUMMATION OF THE EXCHANGE OFFER (DEPENDING ON THE TOTAL AMOUNT OF PRINCIPAL OF THE NOTES TENDERED IN THE EXCHANGE OFFER), IN EACH CASE, THE “EXCHANGE CONSIDERATION.”

The Company urges all Noteholders to read the Prospectus, including those portions of the Prospectus that compare the rights, preferences, powers and privileges of the holders of Notes and holders of Common Stock.

List below the Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amounts should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF NOTES
DESCRIPTION OF 5.25% CONVERTIBLE SENIOR NOTES DUE 2025
Name(s) and Addresses of Registered Holder(s) (Please fill-in)	Certificate Number(s)	Principal Amount Tendered*

Total
DESCRIPTION OF 5.50% CONVERTIBLE SENIOR NOTES DUE 2026
Name(s) and Addresses of Registered Holder(s) (Please fill-in)	Certificate Number(s)	Principal Amount Tendered*

Total

*Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Notes. See Instruction 2.

☐	CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution(s):

The DTC Account Number in which Notes are held:

Transaction Code Number:

Date Tendered:

☐	CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s):

Name of Eligible Institution that Guaranteed Delivery:

Date of Execution of Notice of Guaranteed Delivery:

If Delivered by Book-Entry Transfer:

Account Number:

☐	CHECK HERE IF THE CERTIFICATE(S) REPRESENTING YOUR NOTES ARE BEING TENDERED WITH THIS LETTER OF TRANSMITTAL.

REPRESENTATIONS

The undersigned hereby covenants, represents and agrees that:

1.    the undersigned is the beneficial owner of, or a duly authorized representative of one or more beneficial owners of, the Notes tendered hereby;

2.    the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Notes tendered hereby, and to acquire the Common Stock issuable upon the exchange of such tendered Notes;

3.    when the Notes are accepted for exchange, the Company will acquire good marketable and unencumbered title to the tendered Notes, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the Notes, and not subject to any adverse claim or right when the same are accepted by the Company;

4.    tenders of Notes pursuant to any of the procedures described in the accompanying instructions will constitute the undersigned’s acceptance of the terms and conditions of the Exchange Offer; and

5.    the undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Notes or transfer ownership of such Notes on the account books maintained by DTC.

THE LETTER OF TRANSMITTAL SHALL NOT BE CONSIDERED PROPERLY COMPLETED UNLESS THE UNDERSIGNED HAS CHECKED THE APPLICABLE BOX BELOW.

The undersigned hereby represents that he, she or it is (please check all boxes that apply):

☐    an “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) promulgated under the Securities Act of 1933, as amended (the “Securities Act”); and/or

☐    a “qualified institutional buyer” as defined in Rule 144A promulgated under the Securities Act; and/or

☐    other (Please provide a description:

The undersigned hereby further represents that he, she or it has its principal place of business or residence at the following address:

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

1.    Upon the terms and subject to the conditions of the Exchange Offer described in the Prospectus and set forth in this Letter of Transmittal, the undersigned hereby tenders to the Company the aggregate principal amount of Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Notes as are being tendered hereby. The Exchange Consideration will be in full satisfaction of the principal amount of, and any accrued but unpaid interest through the consummation of the Exchange Offer on, the Notes so tendered and accepted.

2.    The undersigned irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as an agent of the Company) with respect to the Notes, with full power of substitution and resubstitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present the Notes and all evidences of transfer and authenticity to, or transfer ownership of, the Notes, on the account books maintained by the Book-Entry Transfer Facility to, or upon the order of, the Company, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Notes, all in accordance with the terms of and conditions to the Exchange Offer.

3.    The undersigned understands that if the undersigned tenders Notes and the Company accepts the Notes for exchange, such acceptance will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal.

4.    The undersigned understands that, under certain circumstances and subject to certain conditions of the Exchange Offer (each of which the Company may waive, but in certain circumstances only with the consent of holders of a majority in outstanding principal amount of the Notes), set forth in the Prospectus under the caption “The Exchange Offer — Conditions to the Completion of the Exchange Offer,” the Company may not be required to accept for exchange any of the Notes tendered (including any Notes tendered after the Expiration Date). Any Notes not accepted for exchange will be returned promptly upon expiration of the offer to the undersigned at the address set forth above, unless otherwise indicated below under “Special Delivery Instructions” below.

5.    The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus under the caption “The Exchange Offer — Withdrawal of Tenders.” See Instruction 9.

6.    Unless otherwise indicated in the box entitled “Special Issuance Instructions” below, please issue the Common Stock, as elected above, in the name of the undersigned or, in the case of a book-entry delivery of Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the Common Stock to the undersigned at the address shown above in the box entitled “Description of Notes.”

7.    THE UNDERSIGNED ACKNOWLEDGES THAT THE EXCHANGE OFFER IS SUBJECT TO THE MORE DETAILED TERMS SET FORTH IN THE PROSPECTUS AND, IN CASE OF ANY CONFLICT BETWEEN THE TERMS OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL, THE TERMS OF THE PROSPECTUS SHALL PREVAIL.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF NOTES” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if certificates for Notes not exchanged and/or Common Stock are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) below, or if Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue new securities and/or Notes to:

Name(s)*

(Please type or print)

(Please type or print)

Address:

Zip Code

*	(Such person(s) must properly complete a Substitute Form W-9, a Form W-8BEN, a Form W-8ECI, or a Form W-8IMY)

☐	Credit unexchanged Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

(Book Entry Transfer Facility Account Number, if applicable)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if certificates for Notes not exchanged are to be sent to someone other than the person or persons whose signatures(s) appear(s) below or to such person or persons at an address other than shown in the box entitled “Description of Notes” above.

Mail Common Stock and/or Notes to:

Name(s)*

(Please type or print)

(Please type or print)

Address:

Zip Code

*	(Such person(s) must properly complete a Substitute Form W-9, a Form W-8BEN, a Form W-8ECI, or a Form W-8IMY)

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 11:59 P.M., EASTERN TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL

CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

PLEASE SIGN HERE TO TENDER YOUR NOTES IN THE EXCHANGE OFFER

(TO BE COMPLETED BY ALL TENDERING HOLDERS OF CERTIFICATE(S))

X                                                                                                                                                                            , 2010

X                                                                                                                                                                            , 2010

X                                                                                                                                                                            , 2010

Signature(s) of Owner	Date

Area Code and Telephone Number:

If a holder is tendering any Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title and provide proper evidence of such fiduciary’s authority to so act. See Instruction 3.

Name(s)

Capacity:

Address:

SIGNATURE GUARANTEE

(if required by Instruction 3)

Signature(s) Guaranteed by

an Eligible Institution:

(Authorized Signature)

(Title)

(Name and Firm)

Date:

Address:

INSTRUCTIONS

1.	Delivery of this Letter of Transmittal; Guaranteed Delivery Procedures.

A holder of Notes may tender the same by

(i) properly completing and signing this Letter of Transmittal or a facsimile thereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date, or

(ii) complying with the procedure for book-entry transfer described below, or

(iii) complying with the guaranteed delivery procedures described below.

Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

The Exchange Agent will make a request to establish an account with respect to the Notes at The Depositary Trust Company (“DTC”) for purposes of the Exchange Offer promptly after the date of the Prospectus. Any financial institution that is a participant in DTC’s system may make book-entry delivery of Notes by causing DTC to transfer such Notes into the Exchange Agent’s account at DTC in accordance with DTC’s Automated Tender Offer Program procedures for such transfer. However, although delivery of Notes may be effected through book-entry transfer at DTC, an Agent’s Message (as defined in the next paragraph) in connection with a book-entry transfer and any other required documents, must, in any case, be transmitted to and received by the Exchange Agent at the address specified on the cover page of this Letter of Transmittal on or prior to the Expiration Date or the guaranteed delivery procedures described below must be complied with.

A Noteholder may tender Notes that are held through DTC by transmitting its acceptance through DTC’s Automated Tender Offer Program (“ATOP”), for which the transaction will be eligible, and DTC will then edit and verify the acceptance and send an Agent’s Message to the Exchange Agent for its acceptance. The term “Agent’s Message” means a message transmitted by DTC to, and received by, the Exchange Agent and forming part of the book-entry confirmation, which states that DTC has received an express acknowledgement from the participant tendering the Notes that such participant has received the Letter of Transmittal, agrees to be bound by the terms of the Letter of Transmittal and has provided an election under the “Representations” section of the Letter of Transmittal, and that the Company may enforce such agreement against such participant. Delivery of an Agent’s Message will also constitute an acknowledgement from the tendering DTC participant that the representations and warranties set forth in this Letter of Transmittal are true and correct.

DELIVERY OF THE AGENT’S MESSAGE BY DTC WILL SATISFY THE TERMS OF THE EXCHANGE OFFER AS TO EXECUTION AND DELIVERY OF A LETTER OF TRANSMITTAL BY THE PARTICIPANT IDENTIFIED IN THE AGENT’S MESSAGE. DTC PARTICIPANTS MAY ALSO ACCEPT THE EXCHANGE OFFER BY SUBMITTING A NOTICE OF GUARANTEED DELIVERY THROUGH ATOP.

Holders of Notes whose certificates for Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Notes pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer — Procedures for Tendering Notes” section of the Prospectus. Pursuant to such procedures,

(i)	such tender must be made through an Eligible Institution (as defined in Instruction 3 below),

(ii)	prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery or a properly transmitted Agent’s Message in lieu of Notice of Guaranteed Delivery), setting forth the name and address of the holder of Notes, the certificate number or numbers of such Notes and the principal amount of Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery or facsimile transmission by the Eligible Institution, the Letter of Transmittal (or facsimile thereof), together with the Notes tendered or a book-entry confirmation and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and

(iii)	such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as the Notes tendered or a book-entry confirmation and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within 3 New York Stock Exchange trading days after the date of such execution of the Notice of Guaranteed Delivery.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE NOTES AND ALL OTHER REQUIRED DOCUMENTS, OR BOOK-ENTRY TRANSFER AND TRANSMISSION OF AN AGENT’S MESSAGE BY A DTC PARTICIPANT, ARE AT THE ELECTION AND RISK OF THE TENDERING HOLDERS. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR ORIGINAL NOTES SHOULD BE SENT TO THE COMPANY OR DTC. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THE TENDERS FOR SUCH HOLDERS. SEE “THE EXCHANGE OFFER” SECTION OF THE PROSPECTUS.

2.	Partial Tenders.

If a tender for exchange is to be made with respect to less than the entire principal amount of any Notes, fill in the principal amount of Notes that are tendered for exchange under the heading “Principal Amount Tendered” in the box entitled “Description of Notes.” A blank in the column under the heading “Principal Amount Tendered” will indicate that the holder is tendering all of such holder’s Notes. In the case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Notes will be sent to the holders of Notes, unless otherwise indicated in the boxes entitled “Special Issuance Instructions” or “Special Delivery Instructions” above, as soon as practicable after the expiration or termination of the Exchange Offer.

3.	Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the registered holder of the Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

If any tendered Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

When this Letter of Transmittal is signed by the registered holder or holders of the Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the new securities are to be issued, or any unexchanged Notes are to be reissued, to a person other than the current registered holder of the Notes being tendered, then endorsements of any certificates transmitted herewith or separate bond powers are required. Signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s), and signatures on such certificates(s) or bond powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

ENDORSEMENTS ON CERTIFICATES FOR NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FINANCIAL INSTITUTION (INCLUDING MOST BANKS, SAVINGS AND LOAN ASSOCIATIONS AND BROKERAGE HOUSES) THAT IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM, THE NEW YORK STOCK EXCHANGE MEDALLION PROGRAM OR THE STOCK EXCHANGES MEDALLION PROGRAM (EACH AN “ELIGIBLE INSTITUTION” AND COLLECTIVELY, “ELIGIBLE INSTITUTIONS”).

SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION IF THE NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED “SPECIAL ISSUANCE INSTRUCTIONS” OR “SPECIAL DELIVERY INSTRUCTIONS” ON THIS LETTER OF TRANSMITTAL, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.	Special Issuance and Delivery Instructions.

Tendering holders of Notes should indicate in the applicable box the name and address to which the Common Stock issued pursuant to the Exchange Offer and/or substitute certificates evidencing Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification number of the person named must also be indicated and such person named must properly complete a Substitute Form W-9, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY. Holders tendering Notes by book-entry transfer may request that Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

5.	Transfer Taxes.

Except as set forth in this Instruction 5, the Company will pay or cause to be paid any transfer taxes applicable to the exchange of the Notes pursuant to the Exchange Offer. If payment is to be made to, or if Notes not tendered or purchased are to be registered in the name of, any persons other than the registered holder, or if tendered Notes are registered in the name of any persons other than the persons signing this letter of transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such other person will be deducted from the amount to be paid to such tendering holder upon the exchange unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

6.	Waiver of Conditions.

Subject to the following sentence, the Company reserves the absolute right to waive satisfaction of any or all conditions described in the Prospectus. Among other conditions, the Exchange Offer is conditioned upon the valid tender of at least 95% of the aggregate principal amount of the outstanding Notes, a condition that may be modified by the Company with the consent of the Requisite Holders (as defined in the Prospectus). Other conditions to the Exchange Offer are set forth in the Prospectus under the caption “The Exchange Offer — Conditions to the Completion of the Exchange Offer.”

7.	No Conditional Tenders.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Notes for exchange.

Although the Company intends to notify holders of defects or irregularities with respect to tenders of Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give any such notice.

8.	Irregularities

All questions as to the forms of all documents and the validity of (including time of receipt) and acceptance of the tenders and withdrawals of Notes will be determined by the Company, in its reasonable discretion, which determination shall be final and binding. Alternative, conditional or contingent tenders will not be considered valid. The Company reserves the absolute right to reject any and all invalid tenders of any particular Notes or to not accept any particular Notes, which acceptance might, in our reasonable judgment that are not in proper form or the acceptance of which would, in the Company’s reasonable judgment, be unlawful. The Company also reserves the right to waive any defects or irregularities as to the tender of any particular Notes. The Company’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Notes must be cured within such reasonable time as the Company determines, unless waived by the Company. Tenders of Notes shall not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. Neither the Company nor the Exchange Agent, nor any other person will be under any duty to give notice of any defects or irregularities in tenders of Notes, or will incur any liability to registered holders or beneficial owners of Notes for failure to give such notice.

9.	Inadequate Space

If the space provided in the box entitled “Description of Notes” above is not adequate, the certificate numbers and principal amounts of Notes tendered should be listed on a separate signed schedule affixed hereto.

10.	Mutilated, Lost, Stolen or Destroyed Notes.

Any holder whose Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

11.	Withdrawal of Tenders.

Tenders of Notes may be withdrawn at any time prior to 11:59 p.m., prevailing Eastern Time, on the Expiration Date. Any Notes which have been tendered for exchange but are not exchanged for any reason will be returned promptly after the Expiration Date.

For a withdrawal of a tender of Notes to be effective, a written notice of withdrawal, in the form or substantially equivalent to the form enclosed, must be received by the Exchange Agent at its address set forth above prior to 11:59 p.m., prevailing Eastern Time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Notes to be withdrawn (the “Depositor”), (ii) identify the Notes to be withdrawn (including principal amount of such Notes), (iii) be signed by the holder in the same manner as the original signature on this Letter of Transmittal by which such Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee under the Indenture pursuant to which the Notes were issued register the transfer of such Notes into the name of the person withdrawing the tender, and (iv) specify the name in which any such Notes are to be registered, if different from that of the Depositor.

Any Notes properly withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Notes may be retendered by following the procedures described above at any time on or prior to 11:59 p.m., prevailing Eastern Time, on the Expiration Date.

All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Notes not properly tendered or any Notes the Company’s acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Notes. The Company’s interpretation of the terms and conditions of the Exchange Offer (including the instructions of this Letter of Transmittal) will be final and binding on all parties.

12.	Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter of Transmittal and other related documents may be directed to the Exchange Agent at the address and telephone number indicated above.

13.	Federal Tax Withholding

Under U.S. federal income tax laws, the Exchange Agent (as payer) may be required to withhold a portion of any payments made to certain holders pursuant to the exchange offer.

To avoid such backup withholding, a U.S. holder (or other U.S. payee) whose tendered Notes are accepted for payment is required to provide the Exchange Agent (as payer) with such holder’s correct taxpayer identification number (“TIN”) and certify that it is not subject to backup withholding by completing Internal Revenue Service Form W-9 or otherwise establish a basis for exemption from backup withholding. An Internal Revenue Service Form W-9 and instructions are enclosed as part of this letter of transmittal.

Certain holders (including, among others, all corporations and certain foreign persons) are exempt from these backup withholding requirements. Exempt U.S. persons should indicate their exempt status on Internal Revenue Service Form W-9. A foreign person, including entities, may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8BEN, W-8ECI or W-8IMY, as applicable, signed under penalties of perjury and attesting to that holder’s foreign status. The applicable Internal Revenue Service Form W-8 may be obtained at the Internal Revenue Service website at www.irs.gov.

If backup withholding applies, the Exchange Agent is required to withhold 28% of any reportable payments made to the holder or other payee. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided that the requisite information is properly provided in a timely manner. Such payments generally will be subject to information reporting, even if an exemption from backup withholding is established.

Special Rules for Non-U.S. Holders

Even if a non-U.S. holder has provided the required certification to avoid backup withholding, the Company will withhold a 30% tax from payments of U.S. source income (for example, interest on the Notes or dividends on the Common Stock) made to any non-U.S. holder unless it determines that such holder is either eligible for a reduced rate of withholding pursuant to a U.S. income tax treaty or exempt from withholding because (i) the gross proceeds are effectively connected with the conduct of a trade or business within the United States or (ii) in the case of a payment of interest, the payment qualifies for the portfolio interest exemption from withholding. A non-U.S. holder who is eligible for a reduced rate of withholding pursuant to a U.S. income tax treaty (or for the benefits of the portfolio interest exemption) must certify that fact by providing a properly executed IRS Form W-8BEN or other appropriate form prior to the time payment is made. To obtain an exemption from withholding based on the grounds that the gross income is effectively connected with the conduct of a trade or business within the United States, a non-U.S. holder must furnish the Company with a properly executed IRS Form W-8ECI. These forms are available from the Exchange Agent or on the IRS website ( http://www.irs.gov ). A non-U.S. holder may be eligible to obtain from the IRS a refund of tax withheld if such holder is able to establish that no tax (or a reduced amount of tax) is due.

Non-U.S. holders are urged to consult their tax advisors regarding the application of U.S. federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

IRS Circular 230 Notice

TO ENSURE COMPLIANCE WITH INTERNAL REVENUE SERVICE CIRCULAR 230, WE INFORM YOU THAT (A) ANY U.S. TAX ADVICE CONTAINED IN THIS COMMUNICATION (INCLUDING ANY ATTACHMENTS) IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING PENALTIES UNDER THE INTERNAL REVENUE CODE; (B) ANY SUCH TAX ADVICE IS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING, BY THE ORIGINAL ADDRESSEE OF THIS COMMUNICATION, OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) IF YOU ARE NOT THE ORIGINAL ADDRESSEE OF THIS COMMUNICATION, YOU SHOULD SEEK ADVICE BASED ON YOUR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

[PAYER’S NAME:]

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification

Name (as shown on your income tax return)

Business Name, if different from above

Check appropriate box:

☐  Individual/Sole proprietor     ☐  Partnership    ☐  Corporation    ☐   Other

☐  Limited Liability Company. Enter the tax classification (D = disregarded entity,

      C = corporation, P = partnership):

Address:

City, State and ZIP Code

	Part 1 — Taxpayer Identification Number — Please provide your TIN in the box at right and certify by signing and dating below. If awaiting TIN, write “Applied For.”	Social Security Number OR Employer Identification Number
PART 2 — For Payees Exempt from Backup Withholding — Check the box if you are NOT subject to backup withholding. ☐

PART 3 — Certification — Under penalties of perjury, I certify that:

(1)  The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),

(2)  I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)  I am a U.S. person (including a U.S. resident alien).

Certification Instructions. — You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURE	DATE

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature                                                                                                                                 Date                     , 20

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines For Determining the Proper Identification Number to Give the Payer—Social Security Numbers (“SSNs”) have nine digits separated by two hyphens: i.e., 000-00-000. Employer Identification Numbers (“EINs”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:	GIVE THE NAME AND SOCIAL SECURITY NUMBER OF—	For this type of account:	GIVE THE NAME AND EMPLOYER IDENTIFICATION NUMBER OF—
Individual	The individual	A valid trust, estate, or pension trust	Legal entity(4)

Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	Corporation or LLC electing corporate status on Form 8832	The corporation

Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	Association, club, religious, charitable, educational or other tax-exempt organization	The organization

a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)	Partnership or multi-member LLC	The partnership or LLC

b. The so-called trust account that is not a legal or valid trust under state law	The actual owner(1)

Sole proprietorship or single-owner LLC	The owner(3)	A broker or registered nominee	The broker or nominee

(1)	List first and circle the name of the person whose SSN you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the Internal Revenue Service encourages you to use your SSN.
(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the Taxpayer Identification Number of the personal representative or trustee unless the legal entity itself is not designated in the account title).

NOTE:	If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Specific Instructions

Name. If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC). Check the “Limited Liability Company” box only and enter the appropriate code for the tax classification (“D” for disregarded entity, “C” for corporation, “P” for partnership) in the space provided. If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury Regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line. For an LLC classified as a partnership or a corporation, enter the LLC’s name on the “Name” line and any business, trade, or DBA name on the “Business name” line.

Other entities. Enter your business name as shown on required Federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.)

Part I — Taxpayer Identification Number (TIN)

Enter your TIN on the appropriate line.

If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it on the Social Security number line. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are an LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) above), enter your owner’s SSN (or your owner’s EIN, if you have one). If the owner of a disregarded LLC is classified as a corporation or a partnership, enter the owner’s EIN.

Note: See the chart on the previous page for further clarification of name and TIN combinations.

Part III — Certification

To establish to the withholding agent that you are a U.S. Person, or resident alien, sign Form W-9. For a joint account, only the person whose TIN is shown in Part I should sign (when required).

How to Get a TIN

If you do not have a TIN, apply for one immediately. To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form on-line at www.ssa.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Related Topics. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS web site at www.irs.gov.

If you do not have a TIN, write “Applied For” in Part 1, sign and date the form, and give it to the payer. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the payer. The 60-day rule does not apply to other types of payments, If the payer does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN.

Note: Writing “Applied For” on the form means that you have already applied for a TIN OR that you intend to apply for one soon. As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the payer.

CAUTION: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Payees Exempt from Backup Withholding

Individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. If you are exempt, enter your correct TIN in Part 1, check the “Exempt” box in Part 2, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8, Certificate of Foreign Status.

The following is a list of payees that may be exempt from backup withholding. For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (1) through (13) and any person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7). However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: (i) medical and health care payments, (ii) attorneys’ fees, and (iii) payments for services paid by a federal executive agency. Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1)	An organization exempt from tax under section 501(a), or an individual retirement plan (“IRA”), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

(2)	The United States or any of its agencies or instrumentalities.

(3)	A state, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

(4)	A foreign government, a political subdivision of a foreign government, or any of their agencies or instrumentalities.

(5)	An international organization or any of its agencies or instrumentalities.

(6)	A corporation.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under section 584(a).

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or custodian.

(15)	An exempt charitable remainder trust, or a non-exempt trust described in section 4947.

Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and their regulations.

Privacy Act Notice. Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal nontax criminal laws and to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer. The penalties described below may also apply.

Penalties

Failure to Furnish TIN. If you fail to furnish your correct TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.